EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Charles E. Tyson, President and Chief Executive Officer of LL Flooring Holdings, Inc. (the "Registrant"), and Nancy A. Walsh, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his or her knowledge:

1.	The Registrant's quarterly report on Form 10-Q for the quarter ended March 31, 2022, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Charles E. Tyson	/s/ Nancy A. Walsh
Charles E. Tyson	Nancy A. Walsh
President and Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer)

Date: May 3, 2022	Date: May 3, 2022